Sagent Pharmaceuticals 32 nd Annual J.P. Morgan Healthcare Conference January 15, 2014 A Global Pharmaceutical Company Exhibit 99.1

Disclaimer
The following information contains, or may be deemed to contain, “forward-looking statements” (as defined in and made pursuant to the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995). Most forward-looking statements contain words that identify them as forward-looking, such as “may”, “plan”, “seek”, “will”, “expect”, “intend”, “estimate”, “anticipate”,
“believe”, “project”, “opportunity”, “target”, and “continue” or other words that relate to future events, as opposed to past or current events. By their nature, forward-looking statements are not statements of historical facts and involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. These statements give our current expectation of future events or our future performance and do not relate directly to historical or current events or our historical performance. As such, our future results may vary from any expectations or targets expressed in, or implied by, the forward looking statements included in this presentation, possibly to a material degree.
We cannot assure you that the assumptions made in preparing any of the forward-looking statements will prove accurate or that any performance targets will be realized. We expect that there will be differences, which could be significant, between performance targets and actual results. All forward-looking statements included in this presentation speak only as of the date made, and we undertake no obligation to update or revise publicly any such forward-looking statements, whether as a result of new information, future events, or otherwise. In particular, we caution investors not to place undue weight on certain forward-looking statements pertaining to potential growth opportunities or performance targets set forth herein. Actual results may vary significantly from these statements.
For a discussion of some of the important factors that could cause our results to differ materially from those expressed in, or implied by, the forward-looking statements included in this presentation, investors should refer to our risk factors, as they may be amended from time to time, set forth in our Quarterly Report on Form 10-Q filed with the SEC on August 6, 2013.
This presentation includes a discussion of certain non-GAAP financial measures. Please refer to the appendix to this presentation for further definition of these measures and a reconciliation of such non-GAAP measures to the most closely comparable GAAP measures.

Investment Highlights
• Fastest growing Generic Injectable company in U.S. Market , a consolidating industry with high barriers to entry
• Extensive global partner network with state-of-the-art facilities enabling accelerated growth relative to conventional start-ups
• Solid relationships at all levels of the supply chain enhance responsiveness to industry demands
• Vertical integration through acquisition of SCP complements partnering model, as well as provides additional growth opportunities and a footprint in China
• Exceptional quality and safety track record; global excellence in manufacturing
• Strong sequential margin and revenue growth driven by diverse and deep product portfolio
• Experienced management team with great track record, has delivered on product approvals and financial performance

Adenosine

2g

SAGENT®
Discover Injectables Excellence®

Track Record of Success
• Jeffrey Yordon, Founder, CEO and Chairman
– Formerly COO and President of APP; held senior
positions with LyphoMed, YorPharm, Gensia and
Faulding
– Expert in China and India pharmaceutical
industries
– 43 years experience in injectable
pharmaceuticals; including leading four
successful injectable start-ups
Unique Business Model with Strong Track Record
Sagent Pharmaceuticals has revolutionized the way injectable generic drugs are produced and delivered. Our ground-breaking business model is changing the industry dynamic and providing access to a wide range of critical drugs when and how our customers need it most. As a result, we can satisfy the demands of today and anticipate the needs of tomorrow.
Key Highlights
• Track record of strong performance on product
launches, ANDA approvals and ANDA submissions
• Extensive pipeline with 69 ANDAs pending approval
or launch
(1)
• 53 marketed products, 144 presentations
(1)
• Indications: anti-infective, oncolytic and critical care
• Presentations: single and multi-dose vials, pre-filled
ready-to-use syringes and premix bags
(1) As of December 31, 2013

SAGENT™

NASDAQ

HEPARIN
1,000
1 mL

LEUCOVORIN
50

SAGENT®

Discover Injectables Excellence®

Corporate Evolution
Company founded in 2006
•
Built upon long-standing expertise and experience
in Generic Injectables
•
Virtual model based upon global network of
strong partner relationships
•
Product development focused on high volume,
low margin opportunities to build scale
2006 2010
Sales of $74 million in 2010,
including addressing the market
shortage in Heparin
2011 2012
Launched 16 new products,
driving  nearly break-even
operating performance in the
fourth quarter
2013
Completed a successful IPO
and listed on NASDAQ in
April 2011
2014
Formal guidance to be provided Mid February, 2014
•
Estimated launch of 10 - 15 products
•
Continued investment in SCP to support product
development initiatives and capacity expansion
•
Market consolidation driving increased partnering
opportunities and accelerated investment in
product development
•
FDA timelines impact approval timelines
Revised revenue guidance of $230MM - $250MM
•
YTD reported adjusted margins exceed long-term
targets, validating P&L leverage
•
Vertical Integration capabilities supplementing
virtual base model via consolidation of SCP facility
•
Launched 12 new products, including Zoledronic
Acid at market formation
•
Completed a successful secondary offering in
September 2013 to support SCP investment, pipeline
development and business development activity

QUALITY VERIFIED PRODUCT
100%
QUALITY VERIFIED PRODUCT

SAGENT®
Discover Injectables Excellence®

Extensive Global Partner Network
Sagent’s Fundamental Initiative with Partners
• Quality
– Facility Support, cGMP training, audit
assistance and integration of Sagent System
• Regulatory
– Submission and Compliance Expertise and
become Regulatory Agent for partner
• Sales/Marketing/Distribution
– Ability to navigate the complex US distribution
network and in the future others
Industry Consolidation has accelerated the rate of partnering opportunities to a level never experienced in our history

Sagent Pharmaceuticals Strategic Growth Drivers A Global Pharmaceutical Company

8 Drivers of Long-Term Growth Strong Industry Dynamics Deep Development Pipeline Investing For the Future Growing Product Portfolio Industry Leading Sales Organization

New Significant Initiative
Strong Industry Dynamics
Several significant macro economic and industry factors are driving demand and shaping opportunity for Sagent Pharmaceuticals
Drug Shortage Crisis
• U.S has had as many as 300 drug shortages annually
– 82% of hospitals have delayed patient treatment as a
result of a shortage
– 63% of hospitals were unable to provide recommended
treatment
• The vast majority of these shortages are injectable products
• Reasons contributing to shortages
– 2003 Medicare Act
– Limited global capacity, with a dated domestic platform
– Industry consolidation
– Hoarding
– API
• Sagent’s Commitment to shortage reduction
– Product selection
– SCP objectives
– Broad global network, providing supply alternatives:
Sodium Bicarbonate
Generic Market Growth
• Generic market to increase by $100 Billion in 5 years
– Global market to hit $231 billion by 2017
– Largest opportunity in injectable drugs with annual
growth rate 10%
Not Price
• Growth Statistics per Frost & Sullivan
GPOs
Hospitals
Wholesalers
Distributors
• Industry consolidation creating vast opportunities
• Huge potential in China, India, Russia, Brazil, Turkey and
S. Korea – current footprint and business partners

YTD September 2013 Sales by Therapeutic Area [2]

Anti-Infective 36%
Critical Care 27%
Oncology 37%

SAGENT®
Discover Injectables Excellence®

Growing Product Portfolio
• Diverse marketed products - 53 products/144
SKUs
(1)
• Key indication areas and products include:
– Oncology: Calcium Leucovorin, Docetaxel,
Fludarabine, Gemcitabine, Oxaliplatin, Topotecan,
Zoledronic Acid
– Anti-Infective: Azithromycin, Cefepime, Fluconazole,
Levofloxacin, Nafcillin, Oxacillin
– Critical Care: Adenosine, Heparin, Propofol,
Rocuronium
– Filed an additional 12 products in 2013
(2) As of September 30, 2013
(1) As of December 31, 2013
More than 25% of our product portfolio holds the
#1 or #2 market position

20
18
16
14
12
10
8
6
4
2
0
12
10-15
14-18
10-15
INDUSTRY AVERAGE NUMBER OF LAUNCHES
2013
2014
2015
2016
Planned Launches

SAGENT®
Discover Injectables Excellence®

11 Growing Product Portfolio Approximately $6 billion of potential IMS market value in planned launches from 2013 through 2016

Number of Submissions
50
40
30
20
10
0
42
21
17
16
12
2009
2010
2011
2012
2013

SAGENT®
Discover Injectables Excellence®

Deep Development Pipeline
• New product pipeline includes 39
products, represented by 69 ANDAs
(1)
• Sagent currently has two approved
products represented by seven ANDAs
pending commercial launch
(1)
• 10 to 15 product launches expected in
FY’14
(1) As of December 31, 2013
Sagent’s ANDA Submission Rate
An additional 24 products represented by
41 ANDAs under initial development
(1)

SAGENT Pharmaceuticals
Sales Territories

SAGENT®
Discover Injectables Excellence®

Industry Leading Sales Organization
• 34 person sales and marketing team
– Average tenure of sales
representatives is about 25 years in
same geographic location
– Contracting professionals have an
average of approximately 30 years
experience
• Customer relationships are a key strength
– Management and key executives hold
long-standing relationships with key
GPO, distributor and wholesaler
decision-makers

Revenue/Margin
Develop niche proprietary injectable products
Reformulate existing generic products to provide customer advantage and lower delivered cost
Leverage vertical integration for either the US or China markets
Pursue acquisitions that leverage our drivers of growth

SAGENT®
Discover Injectables Excellence®

14 Investing for the Future Portfolio Breadth

Sagent Pharmaceuticals Recent Developments A Global Pharmaceutical Company

Sagent China Pharmaceuticals (SCP)
Vertical Integration
• Completed the acquisition of our partner’s 50% interest
in KSCP for $25 million, in June of 2013.   Payable in
installments through September 2015
– State-of-the-art isolation technology for aseptic filing
– FDA and current Good Manufacturing Practices
compliant facility
– Facility received EIR in the first half of 2013; first
product launched in November
– Multiple products developed and filed from SCP in 2013
• Provides for increased responsiveness to drug shortages:
SGNT controls its own products
• Pursuing additional investment in product development
and capacity expansion
– $12 - $16 million annual operating costs
– $30 - $35 million capital expansion in final stages of
development, high speed isolator technology

Sagent China Pharmaceuticals (SCP)
Key Initiatives
• Develop injectable formulations for
the US and domestic Chinese markets
• Focus on developing and formulating
niche products and complex
molecules
• Housed in a leading Science and
Technology Center in Chengdu, China
• Positions SCP as a local thought leader
and long-term positioning to enter
domestic market
• Expected to be 2 largest
pharmaceutical market by 2015
• Market growth driven by increasing
demand in cities and counties and
growth of the middle class
• Demand for high quality drugs
growing and price is aligning with
developed markets
• Regulatory pathway evolving
Global Development Center
China Pharma Market
nd

1000 mg/100 mL
(10 mg/mL)

Docetaxel
Injection Concentrate
80 mg per 4 mL
(20 mg per mL)
4 mL Single-Use Vial
For Intravenous Infusion Only
Caution: Cytotoxic Agent

SAGENT®
Discover Injectables Excellence®

Key Products Driving Growth
Recent launches
• Propofol
– Launched three single-dose, single-patient vial presentations in 2013 in 20mL,
50 mL and 100mL sizes
– Market is approximately $230 million, based on IMS data, with limited number of competitors
– Product is highly valued by our customers and has experienced intermittent shortages over the last few years
• Docetaxel
– Launched in August 2013
– Market is approximately $330 million, based upon November 2013 IMS data, with limited number of competitors
– Received early FDA approval in anticipation of potential market shortages driven by API supply issues
• Zoledronic Acid
– Launched vials in March 2013 at market formation, followed by
4mg and 5mg pre-mixed bags in second half 2013
– Market is approximately $600 million, based upon November 2013 IMS data with continued price erosion
– Multiple presentation strategy demonstrates the strength of Sagent’s model

Iron Sucrose
Injection, USP
100 mg Elemental
Iron per 5 mL
For Intravenous Use Only

Nembutal®
Sodium Solution
50 mg/mL
Lot & Exp
printed here online

ADENOSCAN

SAGENT®
Discover Injectables Excellence®

Key Products Driving Growth
Future launches
• Iron Sucrose
– Generic form of Venofer®
– High barrier to entry for generic manufacturing
– Received FDA Complete Response Letter, December 2013. Currently developing comprehensive response, which should be filed first half 2014, 2014 approval unlikely.
– Market is approximately $325 million based on November 2013 IMS data
• Pentobarbital
– Generic form of Nembutal®
– High barrier to entry for generic manufacturing, Sagent will be first generic
– Anticipate approval in first half of 2014
– Market estimated to be approximately $30 million
• Adenosine Injection
– Generic form of Adenoscan®
– Approved ANDA, launch pending first to file 6 month exclusivity to expire March 2014
– Market is approximately $55 million based on November 2013 IMS data
– Sagent sales organization has extensive historical experience with the product

Strong & Experienced Management Team
Excel Rx, Premier, VA
Albert Patterson
EVP, Nat’l Accts & Corp Dev
Michael Logerfo
EVP Legal
APP, Fujisawa, LyphoMed
APP, Fujisawa
Landauer, Cardinal Health, KPMG
Nanolnk, Ovation Pharmaceuticals, NeoPharm, Physican Quality
Care, Bristol Myers Squibb
APP, LyphoMed, YorPharm, Gensia, Faulding
Jeffrey Yordon
CEO and Chairman
James Hussey
President
Jonathon Singer
EVP and CFO
Lorin Drake
Corp VP Sales
Ravi Malhotra
CSO
Flavine Holding Co,  Attorney

Sagent Pharmaceuticals Financial Highlights A Global Pharmaceutical Company

Millions
$300
$250
$200
$150
$100
$50
$0
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
0.6%
1.5%
12.8%
13.7%
20.0%
31.5%
2008
2009
2010
2011
2012
2013
Revenue
Adjusted GP%
Forecast Revenue

SAGENT®
Discover Injectables Excellence®

Sequential Growth
Heparin
Topotecan
Levofloxacin
Gemcitabine
Cefepime
Azithromycin Oxaliplatin
Oxacillin
Leucovorin
Key
Launches
•Indicates
mid-point of 2013 revenue guidance range; 2013 Adjusted Gross Margin is the midpoint of the guidance range, both as reported in the third quarter earnings release, dated November 5, 2013
•Adjusted
Gross Profit is a non-GAAP measure. Please refer to slide #26: Appendix – Non GAAP Reconciliation for further detail.
Zoledronic Acid
Docetaxel

$40
$35
$30
$25
$20
$15
$10
$5
$0
140%
120%
100%
80%
60%
40%
20%
0%
125.1%
57.1%
25.6%
16.5%
16.4%
14.8%
2008
2009
2010
2011
2012
2013
SG&A $
SG&A as % of revenue
Forecast SG&A $

SAGENT®
Discover Injectables Excellence®

23 SG&A Spending * Midpoint of expected 2013 SG&A Expense and Revenue as reported in the third quarter earnings release, dated November 5, 2013

YTD 2013 Sales by Therapeutic Area (1)
Anti-Infective 36%
Oncology 37%
Critical Care 27%

SAGENT®
Discover Injectables Excellence®

YTD 2013 Financial Performance
New product launches drive increases in revenue and record earnings
Key Developments in 2013
• Successful secondary stock offering
• Acquired remaining 50% interest in SCP
• Launch of Zoledronic acid at market formation
• James Hussey joined as President
• Amended supply agreement with Actavis
• Approval and launch of first product from SCP facility
Operating Performance
• Net revenue of $180.6 million, 38% increase from first
nine months of 2012
• Adjusted gross profit (2) of $62.2 million, or 34% of net revenue
– Increase from $23.6 million, or 18% of net revenue in 2012
• Net income of $26.0 million, compared to net loss of $16.8 million in first nine months of 2012
– Diluted EPS of $0.90 per share in first nine months of 2013
(1) As of September 30, 2013
(2) Adjusted Gross Profit is a non-GAAP measure. Please refer to slide #26: Appendix – Non GAAP Reconciliation for further detail

Investment Highlights
• Fastest growing Generic Injectable company in U.S. Market , a consolidating industry with high barriers to entry
• Extensive global partner network with state-of-the-art facilities enabling accelerated growth relative to conventional start-ups
• Solid relationships at all levels of the supply chain enhance responsiveness to industry demands
• Vertical integration through acquisition of SCP complements partnering model, as well as provides additional growth opportunities and a footprint in China
• Exceptional quality and safety track record; global excellence in manufacturing
• Strong sequential margin and revenue growth driven by diverse and deep product portfolio
• Experienced management team with great track record, has delivered on product approvals and financial performance

Appendix – Non-GAAP Reconciliation
Nine months ended Nine months ended
September 30, September 30,
2008 2009 2010 2011 2012 2013 2008 2009 2010 2011 2012 2013
Adjusted Gross Profit 73 $                435 $             9,460 $          20,833 $       36,746 $       62,172 $                                    0.6% 1.5% 12.8% 13.7% 20.0% 34.4%
Sagent portion of gross
profit earned by Sagent
Agila joint venture -                 (2)                     417                 2,064             5,639             1,909                                          0.0% 0.0% 0.6% 1.4% 3.1% 1.1%
Gross Profit 73 $                437 $             9,043 $          18,769 $       31,107 $       60,263 $                                    0.6% 1.5% 12.2% 12.3% 16.9% 33.4%
Reconciliation of GAAP to non-GAAP Information (in thousands)
Sagent Pharmaceuticals, Inc.
Year ended December 31, Year ended December 31,
Percentage of net revenues
We use the non-GAAP financial measure “Adjusted Gross Profit” and corresponding ratios. We define Adjusted Gross Profit as gross profit plus our share of the gross profit earned through our Sagent Agila joint venture which is included in the Equity in net (income) loss of joint ventures line on the Consolidated Statements of Operations.  We believe that Adjusted Gross Profit is relevant and useful supplemental information for our investors.
Our management believes that the presentation of this non-GAAP financial measure, when considered together with our GAAP financial measures and the reconciliation to the most directly comparable GAAP financial measure, provides a more complete understanding of the factors and trends affecting Sagent than could be obtained absent these disclosures. Management uses Adjusted Gross Profit and corresponding ratios to make operating and strategic decisions and evaluate our performance.  We have disclosed this non-GAAP financial measure so that our investors have the same financial data that management uses with the intention of assisting you in making comparisons to our historical operating results and analyzing our underlying performance.  Our management believes that Adjusted Gross Profit provides a useful supplemental tool to consistently evaluate the profitability of our products that have profit sharing arrangements.  The limitation of this measure is that it includes an item that does not have an impact on gross profit reported in accordance with GAAP.  The best way that this limitation can be addressed is by using Adjusted Gross Profit in combination with our GAAP reported gross profit.  Because Adjusted Gross Profit calculations may vary among other companies, the Adjusted Gross
Profit figures presented below may not be comparable to similarly titled measures used by other companies. Our use of Adjusted Gross Profit is not meant to and should not be considered in isolation or as a substitute for, or superior to, any GAAP financial measure. You should carefully evaluate the following table reconciling Adjusted Gross Profit to our GAAP reported gross profit for the period presented (dollars in thousands).
Adjusted Gross Profit

SAGENT™

Discover Injectables Excellence™

SAGENT, SAGENT PHARMACEUTICALS, DISCOVER INJECTABLES EXCELLENCE and INJECTABLES EXCELLENCE are trademarks of Sagent Pharmaceuticals, Inc. © 2008 Sagent Pharmaceuticals, Inc.

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